UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-02857

Name of Fund:  Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 09/30/06

Date of reporting period: 10/01/05 - 03/31/06

Item 1 -   Report to Stockholders


Semi-Annual Report
March 31, 2006


Intermediate Term Portfolio
Of Merrill Lynch Bond Fund, Inc.


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Bond Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


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Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc.



Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of March 31, 2006). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. If approved by the Fund's Board of Directors and Fund shareholders, the combined company that results from the transaction is expected to become the investment adviser of the Fund.



Portfolio Information as of March 31, 2006




                                               Percent of
Asset Mix                                  Total Investments

Corporate Bonds                                   20.5%
Government & Agency Obligations                   19.2
Asset-Backed Securities                           17.0
Non-Government Agency Mortgage-Backed
   Obligations                                    14.6
Government Agency Mortgage-Backed
   Obligations                                    11.1
Preferred Securities                               1.8
Foreign Government Obligations                     1.1
Municipal Bonds                                    0.2
Other*                                            14.5

 * Includes portfolio holdings in short-term investments and options.



Quality Ratings by                             Percent of
S&P/Moody's                                Total Investments

AAA/Aaa                                           55.3%
AA/Aa                                              8.4
A/A                                                5.7
BBB/Baa                                           10.8
BB/Ba                                              1.5
NR (Not Rated)                                     3.4
Other*                                            14.9

 * Includes portfolio holdings in preferred stocks, options and short-term investments.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006



A Letter From the President


Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). On February 15, 2006, Merrill Lynch announced plans to combine the firm's investment advisory business, including MLIM, with another highly regarded investment manager - BlackRock, Inc. ("BlackRock").

We believe this merger of asset management strength will benefit our investors. MLIM is a leading investment management organization with over $576 billion in assets under management globally and 2,757 employees in 17 countries. It offers over 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock is one of the largest publicly traded investment management firms in the United States with $463.1 billion in assets under management and 1,839 employees. It manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

At the completion of the transaction, which is expected in the third quarter of this year, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs - they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the merger only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you will receive a proxy package in the coming weeks in connection with this transaction. After you receive this information, should you have any questions or concerns, do not hesitate to contact your financial advisor.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


 * $1.039 trillion in assets under management as of March 31, 2006. Data, including assets under management, are as of March 31, 2006.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006



A Discussion With Your Fund's Portfolio Managers


We maintained a relatively conservative approach throughout the period, looking primarily to our yield curve positioning and duration profile as the key drivers of relative performance.


How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended March 31, 2006, Intermediate Term Portfolio's Class A, Class B, Class C, Class I and Class R Shares had total returns of -.25%, -.45%, -.46%, -.20% and -.45%, respectively. For the same period, the benchmark Lehman Brothers Aggregate Bond Index returned -.06%. (Portfolio results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 7 of this report to shareholders.)

The Portfolio generally provided competitive returns in what was a challenging period for fixed income markets. Performance during the six-month period was driven primarily by our duration profile and yield curve strategy. We positioned the portfolio for a flattening yield curve, expressed largely through an underexposure to the two-year - five-year sector of the curve and an above-average position in the 30-year area. Because bond prices move in the opposite direction of yields, our strategy was successful as short-term yields rose more than long-term yields. From September 2005 to March 2006, the yield curve flattened approximately 34 basis points (.34%) between the two-year and 30-year sectors, with the two-year yield increasing 64 basis points and the 30-year yield rising 32 basis points. At period-end, the two-year Treasury note had a yield of 4.82% while the recently reissued 30-year bond had a yield of 4.90%.

In terms of duration, we remained short overall but began to limit that bias somewhat as long-term yields failed to rise as anticipated and the Federal Reserve Board (the Fed) approached its desired "neutral" federal funds target. However, despite speculation in late 2005 that a pause was imminent, the Fed advanced its monetary tightening policy uninterrupted, bringing the short-term interest rate target to 4.75%. Long-term interest rates, which had remained relatively low for some time, moved decisively higher in March. Thus, although our short duration bias was a positive, an even shorter duration would have been more beneficial under the prevailing conditions. One final note on interest rates and the yield curve - since the start of the new year, we have seen the curve invert intermittently for the first time in more than five years with short-term issues offering higher yields than long-term issues.

In terms of specific fixed income sectors, we maintained a neutral-to-slightly underweight position in corporate bonds and mortgages, a strategy that benefited performance compared to the benchmark. Coupon income in these sectors lagged historical norms during the period, and we were concerned that mortgages might underperform in a flattening yield curve environment. Conversely, we overweighted structured products, such as asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), a move that enhanced performance as these sectors offered 20 basis points and 37 basis points, respectively, of excess yield compared to Treasury issues. Detracting from the Portfolio's total return was exposure to Treasury Inflation Protected Securities (TIPS), a position we added and eliminated during the period as it did not perform as expected in our allotted investment time frame.


What changes were made to the Portfolio during the period?

We did not make any meaningful changes to the Portfolio or our strategy over the past six months. In March, the Treasury curve steepened by 20 basis points between the two-year and 30-year sectors. This was a dramatic one-month move considering the flatness of the curve, and served to support the short end as the long end normalized. This prompted us to remove some of our curve flattening bias and to take steps toward a more neutral duration profile. We would consider adopting a curve steepening stance should the Fed give a clear indication of a pause, and perhaps even an easing, in monetary policy in the second half of the year.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006



Credit spreads remained tight in the corporate sector, causing us to maintain an underweight position, as there was little additional yield to be gained in exchange for the risk involved. At period-end, 23.2% of the Portfolio's net assets was invested in investment grade corporate bonds, little changed from six months ago. Approximately 1% was invested in non-investment grade bonds, compared to 0.4% six months ago. We continue to look for opportunities to become more aggressive and add to these securities in an effort to enhance yield for our shareholders. Along the corporate curve, we emphasized the 30-year sector while de-emphasizing the 10-year sector.

As was the case six months ago, we remained overweight in high-quality spread sectors. We increased exposure to CMBS by approximately 5%, bringing our exposure to nearly 10% of net assets at period-end. We traded down in quality from AAA to AA in an effort to enhance yield as spreads tightened, but are looking to reverse that trade going forward. We maintained our position in ABS at 5% of net assets. CMBS and ABS are high-quality sectors with the potential to generate additional yield for the portfolio and, as such, offer a good risk/reward profile, in our view.


How would you characterize the Portfolio's position at the close of the period?

We believe the Fed will raise the target federal funds rate at its next meeting in May, and perhaps pause thereafter. As we have said in previous reports to shareholders, we expect economic growth to cool in the face of a weakening housing market and high energy prices, all of which are expected to put a damper on the consumer and its support of the market. A slowdown in economic activity should help to calm some of the inflationary fears propagated by the Fed. While this gives us reason for optimism, we believe a relatively conservative approach is warranted amid the current economic uncertainty.

This conservative approach includes a fairly neutral duration and a focus on higher-quality issues, including CMBS, ABS and investment grade corporate bonds. We remain cautious in our approach to the corporate sector, selectively adding individual credits without exposing the Portfolio to too much risk. In a mid-cycle economic slowdown, combined with a steepening Treasury curve, we would expect the credit curve to flatten, allowing high-quality spread sectors to perform well on a relative basis. Overall, we continue to monitor Fed language and economic data and stand ready to adjust our strategy as conditions warrant.


John Burger
Vice President and Portfolio Manager


Patrick Maldari
Vice President and Portfolio Manager


James J. Pagano
Vice President and Portfolio Manager


Frank Viola
Vice President and Portfolio Manager


April 6, 2006



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006



Performance Data


About Fund Performance


Investors are able to purchase shares of the Portfolio through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 1% and an account maintenance fee of 0.10% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 1%, declining to 0% after three years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of the Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                        6-Month         12-Month         10-Year        Standardized
As of March 31, 2006                                  Total Return    Total Return     Total Return     30-day Yield
Intermediate Term Portfolio Class A Shares*              -0.25%          +1.52%           +69.28%           4.08%
Intermediate Term Portfolio Class B Shares*              -0.45           +1.11            +62.42            3.71
Intermediate Term Portfolio Class C Shares*              -0.46           +1.10            +62.27            3.70
Intermediate Term Portfolio Class I Shares*              -0.20           +1.71            +70.96            4.22
Intermediate Term Portfolio Class R Shares*              -0.45           +1.20            +63.49            3.72
Lehman Brothers Aggregate Bond Index**                   -0.06           +2.26            +83.98             --

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.

** This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006



Performance Data (concluded)


Average Annual Total Return


                                     Return Without     Return With
                                      Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 3/31/06                   +1.52%            +0.51%
Five Years Ended 3/31/06                 +4.62             +4.41
Ten Years Ended 3/31/06                  +5.40             +5.30

 * Maximum sales charge is 1%.

** Assuming maximum sales charge.



                                         Return            Return
                                      Without CDSC      With CDSC**
Class B Shares*

One Year Ended 3/31/06                   +1.11%            +0.13%
Five Years Ended 3/31/06                 +4.19             +4.19
Ten Years Ended 3/31/06                  +4.97             +4.97

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.

** Assuming payment of applicable contingent deferred sales charge.



                                         Return            Return
                                      Without CDSC      With CDSC**
Class C Shares*

One Year Ended 3/31/06                   +1.10%            +0.12%
Five Years Ended 3/31/06                 +4.19             +4.19
Ten Years Ended 3/31/06                  +4.96             +4.96

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



Class I Shares                                             Return

One Year Ended 3/31/06                                     +1.71%
Five Years Ended 3/31/06                                   +4.73
Ten Years Ended 3/31/06                                    +5.51



Class R Shares                                             Return

One Year Ended 3/31/06                                     +1.20%
Five Years Ended 3/31/06                                   +4.31
Ten Years Ended 3/31/06                                    +5.04



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006



Disclosure of Expenses


Shareholders of this Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Portfolio expenses. The following example (which is based on a hypothetical investment of $1,000 invested on October 1, 2005 and held through March 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                 Expenses Paid
                                                       Beginning               Ending          During the Period*
                                                     Account Value         Account Value       October 1, 2005 to
                                                       October 1,            March 31,             March 31,
                                                          2005                  2006                  2006
Actual

Class A                                                  $1,000              $  997.50               $4.28
Class B                                                  $1,000              $  995.50               $6.37
Class C                                                  $1,000              $  995.40               $6.37
Class I                                                  $1,000              $  998.00               $3.79
Class R                                                  $1,000              $  995.50               $6.27

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000              $1,020.61               $4.33
Class B                                                  $1,000              $1,018.52               $6.44
Class C                                                  $1,000              $1,018.52               $6.44
Class I                                                  $1,000              $1,021.11               $3.83
Class R                                                  $1,000              $1,018.62               $6.34

 * For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class
   (.86% for Class A, 1.28% for Class B, 1.28% for Class C, .76% for Class I and 1.26% for Class R),
   multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006



Schedule of Investments                                       (in U.S. dollars)


          Face
        Amount   Asset-Backed Securities++                            Value

                 ACE Securities Corp. (b):
USD    487,234        Series 2003-OP1 Class A2, 5.178%
                      due 12/25/2033                              $     487,645
     1,550,000        Series 2005-ASP1 Class M1, 5.498%
                      due 9/25/2035                                   1,558,997
     3,950,000        Series 2005-HE6 Class A2B, 5.018%
                      due 10/25/2035                                  3,950,540

       516,913   Aegis Asset Backed Securities Trust Series
                    2004-1 Class A, 5.168% due 4/25/2034 (b)            517,192

       720,267   Altius Funding Ltd. Series 2005-2A Class D, 7.58%
                    due 12/05/2040 (a)(b)                               720,267

                 Ameriquest Mortgage Securities, Inc. (b):
     1,450,000        Series 2003-7 Class M1, 5.668%
                      due 8/25/2033                                   1,467,555
     1,250,000        Series 2004-R1 Class M2, 5.398%
                      due 2/25/2034                                   1,254,466

     1,445,273   Argent Securities, Inc. Series 2004-W11 Class A3,
                    5.178% due 11/25/2034 (b)                         1,446,538

                 Bear Stearns Asset Backed Securities, Inc. (b):
     1,164,869        Series 2004-HE9 Class 1A2, 5.188%
                      due 3/25/2032                                   1,166,068
     2,562,592        Series 2005-4 Class A, 5.148%
                      due 1/25/2036                                   2,562,570
     4,000,000        Series 2005-HE10 Class A2, 5.108%
                      due 8/25/2035                                   4,004,544
     1,550,000        Series 2005-SD1 Class 1A2, 5.118%
                      due 7/25/2027                                   1,553,789

       400,000   Buckingham CDO Ltd. Series 2005-2A Class E,
                    7.83% due 4/05/2041 (a)(b)                          400,000

       365,999   CIT Equipment Collateral Series 2003-VT1
                    Class A3A, 4.906% due 4/20/2007 (b)                 366,084

                 California Infrastructure:
       195,318        PG&E-1 Series 1997-1 Class A7, 6.42%
                      due 9/25/2008                                     196,150
       171,718        SCE-1 Series 1997-1 Class A6, 6.38%
                      due 9/25/2008                                     172,515

                 Capital Auto Receivables Asset Trust:
       290,055        Series 2003-2 Class B, 5.029%
                      due 1/15/2009 (b)                                 290,361
       700,000        Series 2004-2 Class D, 5.82%
                      due 5/15/2012 (a)                                 689,189

                 Countrywide Asset Backed Certificates (b):
     1,600,000        Series 2003-2 Class M1, 5.518%
                      due 6/26/2033                                   1,605,239
       381,507        Series 2003-BC3 Class A2, 5.128%
                      due 9/25/2033                                     381,911
     1,018,891        Series 2004-5 Class A, 5.268%
                      due 10/25/2034                                  1,025,470
     1,200,000        Series 2004-5 Class M2, 5.488%
                      due 7/25/2034                                   1,208,793
     1,350,000        Series 2004-13 Class AF4, 4.583%
                      due 1/25/2033                                   1,332,584
     1,350,000        Series 2004-13 Class MF1, 5.071%
                      due 12/25/2034                                  1,319,492

     1,500,000   Credit-Based Asset Servicing and Securitization
                    Series 2005-CB2 Class AV2, 5.018%
                    due 4/25/2036 (b)                                 1,500,492



          Face
        Amount   Asset-Backed Securities++                            Value

USD    750,000   Duke Funding High Grade II-S/EGAM, Ltd.
                    Series 2006-1A Class D, 7.57%
                    due 10/04/2050 (a)(b)                         $     750,000

     2,050,000   Equifirst Mortgage Loan Trust Series 2004-2
                    Class M1, 5.368% due 7/25/2034 (b)                2,061,277

                 First Franklin Mortgage Loan Asset Backed
                    Certificates (b):
       281,423        Series 2003-FF5 Class A2, 5.468%
                      due 3/25/2034                                     280,766
     2,866,480        Series 2004-FF10 Class A2, 5.218%
                      due 12/25/2032                                  2,872,894
     3,735,751        Series 2005-FF10 Class A6, 5.168%
                      due 11/25/2035                                  3,736,446

                 Home Equity Asset Trust (b):
     1,697,969        Series 2005-1 Class A2, 5.098%
                      due 5/25/2035                                   1,701,032
     1,208,379        Series 2005-3 Class 1A2, 5.068%
                      due 8/25/2035                                   1,208,533

     1,777,350   Irwin Home Equity Series 2005-C Class 1A1,
                    5.078% due 4/25/2030 (b)                          1,777,650

                 Long Beach Mortgage Loan Trust (b):
       355,453        Series 2002-4 Class 2A, 5.278%
                      due 11/26/2032                                    356,094
       672,789        Series 2004-1 Class A3, 5.118%
                      due 2/25/2034                                     673,210

                 Morgan Stanley ABS Capital I, Inc. (b):
     1,000,000        Series 2003-NC5 Class M2, 6.818%
                      due 4/25/2033                                   1,005,727
       576,423        Series 2004-NC1 Class A2, 5.188%
                      due 12/27/2033                                    576,973
       495,892        Series 2004-NC2 Class A2, 5.118%
                      due 12/25/2033                                    496,450
     2,314,196        Series 2005-HE1 Class A2MZ, 5.118%
                      due 12/25/2034                                  2,317,518
       796,716        Series 2005-NC2 Class A1MZ, 5.068%
                      due 3/25/2035                                     796,709
       805,457        Series 2005-NC2 Class A2MZ, 5.068%
                      due 3/25/2035                                     805,449

                 New Century Home Equity Loan Trust (b):
       465,098        Series 2004-2 Class A3, 5.068%
                      due 8/25/2034                                     465,198
     1,902,732        Series 2004-3 Class A3, 5.208%
                      due 11/25/2034                                  1,905,339
     2,260,741        Series 2005-2 Class A2MZ, 5.078%
                      due 6/25/2035                                   2,261,093

                 Option One Mortgage Loan Trust (b):
       676,579        Series 2003-4 Class A2, 5.138%
                      due 7/25/2033                                     677,522
       500,000        Series 2005-1 Class M5, 6.068%
                      due 2/25/2035                                     503,873

                 Park Place Securities, Inc. Series 2005-WCH1 (b):
     1,021,471        Class A1B, 5.118% due 1/25/2035                 1,022,814
       802,383        Class A3D, 5.158% due 1/25/2035                   803,441

       550,000   Popular ABS Mortgage Pass-Through Trust
                    Series 2005-1 Class M2, 5.507%
                    due 5/25/2035                                       533,460



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


          Face
        Amount   Asset-Backed Securities++                            Value

                 Residential Asset Mortgage Products, Inc. (b):
USD  2,750,000        Series 2004-RS11 Class A2, 5.088%
                      due 12/25/2033                             $    2,755,153
     1,950,000        Series 2005-RS3 Class AI2, 4.988%
                      due 3/25/2035                                   1,954,213

     1,042,076   Residential Asset Securities Corp. Series
                    2003-KS5 Class AIIB, 5.108% due 7/25/2033 (b)     1,043,522

     3,400,000   Soundview Home Equity Loan Trust Series
                    2005-OPT3 Class A4, 5.118%
                    due 11/25/2035 (b)                                3,402,900

                 Structured Asset Investment Loan Trust (b):
     2,300,000        Series 2003-BC6 Class M1, 5.568%
                      due 7/25/2033                                   2,308,952
     2,150,000        Series 2003-BC7 Class M1, 5.568%
                      due 7/25/2033                                   2,160,917
       840,000        Series 2004-8 Class M4, 5.818%
                      due 9/25/2034                                     844,624

       919,710   Structured Asset Securities Corp., Series
                    2004-23XS Class 2A1, 4.55% due 1/25/2035 (b)        910,337

     3,921,302   Wells Fargo Home Equity Trust Series 2004-2
                    Class A32, 5.158% due 2/25/2032 (b)               3,931,481

       271,018   Whole Auto Loan Trust Series 2004-1 Class D,
                    5.60% due 3/15/2011                                 269,759

                 Total Asset-Backed Securities
                 (Cost--$80,388,301)--20.0%                          80,349,777



                 Government & Agency Obligations

                 Fannie Mae:
     7,980,000        4% due 2/28/2007                                7,899,961
     3,900,000        7.125% due 1/15/2030                            4,830,957
     2,400,000   Federal Home Loan Bank System, 2.75%
                    due 11/15/2006                                    2,365,399
                 U.S. Treasury Bonds:
       500,000        7.50% due 11/15/2016                              604,179
       310,000        8.125% due 8/15/2019                              402,273
     1,070,000        7.25% due 8/15/2022 (k)                         1,326,883
       220,000        6.25% due 8/15/2023                               249,511
       220,000        6.625% due 2/15/2027                              263,828
       275,000        5.375% due 2/15/2031                              289,480
     8,870,000        4.50% due 2/15/2036                             8,322,552
                 U.S. Treasury Inflation Indexed Bonds:
     2,746,507        3.875% due 1/15/2009                            2,875,464
     2,396,625        3.50% due 1/15/2011                             2,533,400
     4,983,648        1.625% due 1/15/2015                            4,703,123
                 U.S. Treasury Notes:
    24,000,000        4% due 8/31/2007 (j)                           23,719,680
     1,680,000        4.625% due 2/29/2008                            1,673,241
       160,000        3.75% due 5/15/2008                               156,563
     3,595,000        4.50% due 2/15/2009                             3,563,824
       250,000        3.875% due 5/15/2010                              241,133
       480,000        3.625% due 6/15/2010                              458,250
        95,000        4.25% due 10/15/2010                               92,781
     9,115,000        4.25% due 1/15/2011                             8,888,902
        90,000        5% due 2/15/2011                                   90,731
     2,420,000        4.50% due 2/28/2011                             2,384,741



          Face
        Amount   Government & Agency Obligations                      Value

                 U.S. Treasury Notes (concluded):
USD  6,420,000        4.50% due 11/15/2015 (j)                   $    6,229,910
     6,940,000        4.50% due 2/15/2016                             6,749,691

                 Total Government & Agency Obligations
                 (Cost--$91,857,172)--22.6%                          90,916,457



                 Government Agency
                 Mortgage-Backed Securities++

                 Fannie Mae Guaranteed Pass-Through Certificates:
     2,391,928        5.00% due 4/15/2036 (h)                         2,276,816
    22,229,000        5.50% due 4/15/2036 (h)                        21,694,126
       611,624        6.00% due 11/01/2035                              611,841
       679,781        6.50% due 6/01/2032 - 11/01/2032                  695,015
                 Freddie Mac Mortgage Participation Certificates:
    16,798,860        5.00% due 4/15/2036                            15,979,916
     6,136,177        5.50% due 6/01/2020 - 1/01/2021                 6,096,323
     3,308,288        5.50% due 12/01/2034 - 3/01/2035                3,233,003
       443,629        6.50% due 10/01/2033                              452,642
       598,110        7.00% due 9/01/2031 - 4/01/2032                   615,995
     1,020,090   Ginnie Mae MBS Certificates, 6.50%
                    due 6/15/2031-4/15/2032                           1,057,824

                 Total Government Agency Mortgage-Backed
                 Securities (Cost--$53,204,937)--13.1%               52,713,501



                 Non-Government Agency
                 Mortgage-Backed Securities++

Collateralized Mortgage Obligations--5.4%

                 Impac Secured Assets CMN Owner Trust,
                    Series 2004-3 (b):
     2,116,276        Class 1A4, 5.218% due 11/25/2034                2,123,066
     1,650,000        Class M1, 5.418% due 11/25/2034                 1,657,313
     2,211,674   JPMorgan Mortgage Trust Series 2005-A2
                    Class 4A1, 5.211% due 4/25/2035 (b)               2,150,516
     2,079,734   Morgan Stanley Mortgage Loan Trust Series
                    2006-3AR Class 2A3, 5.919%
                    due 3/25/2036 (b)                                 2,085,258
     3,387,582   RAAC Series 2005-SP2 Class 2A, 5.118%
                    due 6/25/2044 (b)                                 3,388,265
     3,240,639   RMAC Plc Series 2003-NS2A Class A2C, 5.29%
                    due 9/12/2035 (b)                                 3,248,586
     3,677,760   Residential Accredit Loans, Inc. Series 2005-QS12
                    Class A8, 5.168% due 8/25/2035 (b)                3,681,959
                 Structured Asset Securities Corp. (b):
       887,288        Series 2005-GEL2 Class A, 5.098%
                      due 4/25/2035                                     887,280
     1,734,900        Series 2005-OPT1 Class A4M, 5.168%
                      due 11/25/2035                                  1,734,884
       848,668   Washington Mutual Series 2005-AR2 Class B4,
                    5.718% due 1/25/2045 (b)                            844,425
                                                                 --------------
                                                                     21,801,552

Commercial Mortgage-Backed Securities--11.8%

                 Banc of America Commercial Mortgage, Inc.:
     3,100,000        Series 2005-4 Class A5A, 4.933%
                      due 7/10/2045                                   2,955,159
     3,700,000        Series 2005-6 Class A4, 5.354%
                      due 9/10/2047 (b)                               3,609,265
     3,700,000   Banc of America Large Loan Series 2003-BBA2
                    Class A3, 5.069% due 11/15/2015 (b)               3,704,109



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


          Face   Non-Government Agency
        Amount   Mortgage-Backed Securities++                         Value

Commercial Mortgage-Backed Securities (concluded)

USD  1,000,000   Bear Stearns Commercial Mortgage Security
                    Series 2002-FL1A Class D, 5.28%
                    due 8/03/2014 (a)(b)                         $    1,000,313
     2,900,000   CS First Boston Mortgage Securities Corp.
                    Series 2005-C5 Class C, 5.10% due
                    8/15/2038 (b)                                     2,767,786
                 GS Mortgage Securities Corp. II:
     1,950,000        Series 2005-GG4 Class A2, 4.475%
                      due 7/10/2039 (a)                               1,884,086
     2,350,000        Series 2006-GG6 Class A2, 5.506%
                      due 4/10/2038 (b)                               2,355,261
     2,350,000        Series 2006-GG6 Class A4, 5.553%
                      due 4/10/2038 (b)                               2,343,238
                 Greenwich Capital Commercial Funding Corp.:
     3,400,000        Series 2004-GG1 Class A4, 4.755%
                      due 6/10/2036                                   3,311,863
     4,050,000        Series 2005-GG5 Class B, 5.547%
                      due 4/10/2037 (b)                               3,954,466
                 JPMorgan Chase Commercial Mortgage
                    Securities Corp.:
     1,950,000        Series 2005-LDP2 Class A2, 4.575%
                      due 7/15/2042                                   1,888,399
     4,800,000        Series 2005-LDP4 Class A4, 4.918%
                      due 10/15/2042 (b)                              4,567,397
                 LB-UBS Commercial Mortgage Trust:
     2,150,000        Series 2005-C3 Class A5, 4.739%
                      due 7/15/2030                                   2,025,481
     2,050,000        Series 2005-C7 Class C, 5.35%
                      due 11/15/2040 (b)                              1,994,210
       219,098   Nationslink Funding Corp. Series 1999-2
                    Class A3, 7.181% due 6/20/2031                      219,952
     9,050,000   Wachovia Bank Commercial Mortgage Trust
                    Series 2005-C22 Class A4, 5.261%
                    due 12/15/2044 (b)                                8,888,754
                                                                 --------------
                                                                     47,469,739

                 Total Non-Government Agency
                 Mortgage-Backed Securities
                 (Cost--$70,650,742)--17.2%                          69,271,291



                 Corporate Bonds

Aerospace & Defense--0.8%

     1,335,000   Goodrich Corp., 6.60% due 5/15/2009                  1,376,181
       525,000   Honeywell International, Inc., 5.70%
                    due 3/15/2036                                       510,300
     1,130,000   Raytheon Co., 8.30% due 3/01/2010                    1,236,942
                                                                 --------------
                                                                      3,123,423

Airlines--0.4%

       467,497   American Airlines, Inc. Series 2003-1, 3.857%
                    due 1/09/2012                                       445,111
       475,000   Continental Airlines, Inc. Series 2002-1,
                    6.563% due 8/15/2013                                490,263
       630,000   Southwest Airlines Co., 7.875% due 9/01/2007           650,354
                                                                 --------------
                                                                      1,585,728

Beverages--0.2%

                 Anheuser-Busch Cos., Inc.:
       265,000        5.95% due 1/15/2033                               265,325
       445,000        5.75% due 4/01/2036                               433,180
                                                                 --------------
                                                                        698,505



          Face
        Amount   Corporate Bonds                                      Value


Biotechnology--0.8%

USD  3,250,000   Abgenix, Inc., 3.50% due 3/15/2007 (e)          $    3,217,500

Capital Markets--1.7%

     1,090,000   Credit Suisse First Boston USA, Inc., 4.70%
                    due 6/01/2009                                     1,068,972
       640,000   FBG Finance Ltd., 5.875% due 6/15/2035 (a)             582,328
                 Goldman Sachs Group, Inc.:
     1,920,000        5.70% due 9/01/2012                             1,929,391
     1,030,000        5.25% due 10/15/2013                            1,002,751
       415,000        6.125% due 2/15/2033                              412,591
       600,000   Jefferies Group, Inc., 6.25% due 1/15/2036             563,113
       110,000   Mellon Funding Corp., 6.40% due 5/14/2011              114,530
     1,030,000   Morgan Stanley, 5.30% due 3/01/2013                  1,007,332
       400,000   State Street Bank & Trust Co., 5.30%
                    due 1/15/2016                                       390,533
                                                                 --------------
                                                                      7,071,541

Chemicals--0.4%

                 Cytec Industries, Inc.:
       935,000        5.50% due 10/01/2010                              914,322
       865,000        6% due 10/01/2015                                 835,309
                                                                 --------------
                                                                      1,749,631

Commercial Banks--1.6%

       930,000   Bank of America Corp., 4.875% due 9/15/2012            900,255
       460,000   Bank One Corp., 8% due 4/29/2027                       559,095
       970,000   Barclays Bank Plc, 8.55% (a)(b)(f)                   1,091,374
       690,000   Corporacion Andina de Fomento, 6.875%
                    due 3/15/2012                                       730,293
       680,000   HSBC Bank USA NA, 5.875% due 11/01/2034                655,828
       335,000   Hudson United Bancorp, 8.20% due 9/15/2006             338,864
       895,000   Mizuho Capital Investment 1 Ltd.,
                 6.686% (a)(b)(f)                                       880,850
       595,000   PNC Funding Corp., 6.125% due 2/15/2009                605,786
       635,000   Shinsei Finance II (Cayman) Ltd.,
                 7.16% (a)(b)(f)                                        631,253
                                                                 --------------
                                                                      6,393,598

Commercial Services & Supplies--0.1%

       435,000   Aramark Services, Inc., 5% due 6/01/2012               413,457

Communications Equipment--0.5%

       890,000   Cisco Systems, Inc., 5.50% due 2/22/2016               876,631
                 Harris Corp.:
       240,000        5% due 10/01/2015                                 223,977
       850,000        6.35% due 2/01/2028                               860,738
                                                                 --------------
                                                                      1,961,346

Computers & Peripherals--0.1%

       605,000   International Business Machines Corp.,
                    5.875% due 11/29/2032                               598,121

Consumer Finance--0.2%

       680,000   HSBC Finance Corp., 6.50% due 11/15/2008               699,079

Diversified Financial Services--3.4%

       420,000   CIT Group, Inc., 6% due 4/01/2036                      404,191
                 Citigroup, Inc.:
     1,440,000        5.625% due 8/27/2012                            1,447,824
       405,000        5.85% due 12/11/2034                              397,779
     1,230,000   General Electric Capital Corp., 6.75%
                    due 3/15/2032                                     1,369,702
                 JPMorgan Chase & Co.:
       960,000        5.75% due 1/02/2013                               966,421
       770,000        4.75% due 3/01/2015                               724,555
       425,000        4.891% due 9/01/2015 (a)(b)                       412,777



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


          Face
        Amount   Corporate Bonds                                      Value

Diversified Financial Services (concluded)

                 Links Finance Corp. (b):
USD  1,000,000        5.16% due 9/15/2010                        $    1,000,088
     1,000,000        Series 54, 5.16% due 9/15/2010                  1,000,088
     1,000,000        Series 55, 5.16% due 9/15/2010                    998,159
                 Sigma Finance Corp. (b)(g):
     3,400,000        7.249% due 8/15/2011                            3,400,000
     1,700,000        7.46% due 3/31/2014                             1,702,171
                                                                 --------------
                                                                     13,823,755

Diversified Telecommunication Services--1.2%

       485,000   BellSouth Corp., 6% due 11/15/2034                     452,330
       435,000   Deutsche Telekom International Finance BV,
                    8.25% due 6/15/2030                                 520,360
     1,010,000   GTE Corp., 6.84% due 4/15/2018                       1,052,718
       790,000   SBC Communications, Inc., 6.45% due 6/15/2034          777,606
       865,000   TELUS Corp., 7.50% due 6/01/2007                       884,546
       570,000   Telecom Italia Capital SA, 6% due 9/30/2034            512,783
       675,000   Verizon Global Funding Corp., 5.85%
                    due 9/15/2035                                       605,437
                                                                 --------------
                                                                      4,805,780

Electric Utilities--2.3%

                 AEP Texas Central Co.:
       525,000        6.65% due 2/15/2033                               544,984
       835,000        Series D, 5.50% due 2/15/2013 (a)                 819,441
       861,000   FirstEnergy Corp., 7.375% due 11/15/2031               956,376
                 Florida Power & Light Co.:
       430,000        5.40% due 9/01/2035                               396,087
       405,000        5.65% due 2/01/2037                               386,685
       475,000   Nevada Power Co., 6.65% due 4/01/2036 (a)              472,425
     2,550,000   PPL Capital Funding, 5.82% due 5/18/2006 (b)         2,550,168
       500,000   Progress Energy, Inc., 5.625% due 1/15/2016            490,497
       640,000   SPI Electricity & Gas Australia Holdings
                    Pty Ltd., 6.15% due 11/15/2013 (a)                  657,855
       650,000   Sierra Pacific Power Co., 6% due 5/15/2016 (a)         641,152
       600,000   Southern California Edison Co., 5.625%
                    due 2/01/2036                                       561,629
       370,000   Virginia Electric and Power Co. Series B, 6%
                    due 1/15/2036                                       350,751
       465,000   Westar Energy, Inc., 6% due 7/01/2014                  471,825
                                                                 --------------
                                                                      9,299,875

Energy Equipment & Services--0.1%

       415,000   Weatherford International Ltd., 5.50%
                    due 2/15/2016                                       406,938

Food & Staples Retailing--0.1%

       570,000   Wal-Mart Stores, Inc., 5.25% due 9/01/2035             517,060

Food Products--0.2%

       645,000   Tyson Foods, Inc., 6.60% due 4/01/2016                 637,074

Health Care Providers & Services--0.3%

       440,000   UnitedHealth Group, Inc., 5.80% due 3/15/2036          418,998
       645,000   WellPoint, Inc., 5.85% due 1/15/2036                   609,414
                                                                 --------------
                                                                      1,028,412

Hotels, Restaurants & Leisure--0.1%

       435,000   Harrah's Operating Co., Inc., 5.625%
                    due 6/01/2015                                       416,806

Household Durables--1.1%

     1,300,000   American Greetings, 6.10% due 8/01/2028              1,304,550
                 DR Horton, Inc.:
     1,100,000        5% due 1/15/2009                                1,075,835
       505,000        6.875% due 5/01/2013                              514,366
       710,000        5.625% due 9/15/2014                              667,358



          Face
        Amount   Corporate Bonds                                      Value

Household Durables (concluded)

                 KB Home:
USD  1,010,000        5.75% due 2/01/2014                        $      923,334
        50,000        5.875% due 1/15/2015                               45,580
                                                                 --------------
                                                                      4,531,023

Industrial Conglomerates--0.2%

       640,000   Hutchison Whampoa International (03/33) Ltd.,
                    7.45% due 11/24/2033 (a)                            698,084

Insurance--1.5%

       865,000   Fund American Cos., Inc., 5.875%
                    due 5/15/2013                                       849,879
     1,335,000   Montpelier Re Holdings Ltd., 6.125%
                    due 8/15/2013                                     1,271,214
     1,090,000   NLV Financial Corp., 7.50% due 8/15/2033 (a)         1,143,011
     1,180,000   Prudential Holdings LLC, 8.695%
                    due 12/18/2023 (a)                                1,436,036
       745,000   Willis Group North America, Inc., 5.625%
                    due 7/15/2015                                       725,782
       550,000   XL Capital Ltd., 6.375% due 11/15/2024                 546,696
                                                                 --------------
                                                                      5,972,618

Media--1.5%

       430,000   Clear Channel Communications, Inc., 5.50%
                    due 9/15/2014                                       397,320
       875,000   Comcast Corp., 6.45% due 3/15/2037                     841,927
       770,000   Cox Communications, Inc., 7.75% due 11/01/2010         823,454
       420,000   Media General, Inc., 6.95% due 9/01/2006               421,484
                 News America, Inc.:
       710,000        6.40% due 12/15/2035 (a)                          678,855
       435,000        6.75% due 1/09/2038                               444,265
     1,355,000   Time Warner Companies, Inc., 9.125%
                    due 1/15/2013                                     1,568,808
       630,000   Time Warner Entertainment Co. LP, 8.375%
                    due 7/15/2033                                       725,138
                                                                 --------------
                                                                      5,901,251

Metals & Mining--0.3%

       430,000   Alcan, Inc., 5.75% due 6/01/2035                       400,192
       880,000   Vale Overseas Ltd., 6.25% due 1/11/2016                865,700
                                                                 --------------
                                                                      1,265,892

Multi-Utilities--0.5%

       390,000   Consolidated Edison Co. of New York, 5.85%
                    due 3/15/2036                                       381,788
       440,000   Dominion Resources, Inc., 5.95% due 6/15/2035          405,678
       855,000   Pacific Gas & Electric Co., 6.05% due 3/01/2034        836,687
       445,000   Puget Energy, Inc., 5.483% due 6/01/2035               407,644
                                                                 --------------
                                                                      2,031,797

Office Electronics--0.3%

     1,385,000   Xerox Corp., 6.40% due 3/15/2016                     1,374,612

Oil, Gas & Consumable Fuels--2.1%

       490,000   Consolidated Natural Gas Co., 5% due 12/01/2014        459,392
       590,000   Enterprise Products Operating LP Series B,
                    5.75% due 3/01/2035                                 524,911
       784,800   Kern River Funding Corp., 4.983%
                    due 4/30/2018 (a)                                   758,399
       400,000   Motiva Enterprises LLC, 5.20% due 9/15/2012 (a)        393,794
     2,500,000   Pemex Project Funding Master Trust, 6.21%
                    due 6/15/2010 (a)(b)                              2,566,250
       625,000   Petro-Canada, 5.95% due 5/15/2035                      595,775
       505,000   Talisman Energy, Inc., 5.85% due 2/01/2037             474,728
       310,000   Texaco Capital, Inc., 8.625% due 6/30/2010             349,393



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


          Face
        Amount   Corporate Bonds                                      Value

Oil, Gas & Consumable Fuels (concluded)

USD  1,665,000   Ultramar Diamond Shamrock Corp., 6.75%
                    due 10/15/2037                               $    1,759,579
       550,000   XTO Energy, Inc., 6.10% due 4/01/2036                  535,249
                                                                 --------------
                                                                      8,417,470

Paper & Forest Products--0.3%

     1,040,000   Celulosa Arauco y Constitucion SA,
                    8.625% due 8/15/2010                              1,146,787

Pharmaceuticals--0.2%

       640,000   Wyeth, 6% due 2/15/2036                                625,181

Real Estate--0.5%

                 Developers Diversified Realty Corp.:
       410,000        5.375% due 10/15/2012                             399,102
       300,000        5.50% due 5/01/2015                               288,811
       550,000   Nationwide Health Properties, Inc., 6.59%
                    due 7/07/2038                                       555,482
       780,000   Westfield Capital Corp. Ltd., 5.125%
                    due 11/15/2014 (a)                                  744,554
                                                                 --------------
                                                                      1,987,949

Road & Rail--0.6%

     1,465,000   BNSF Funding Trust I, 6.613% due 12/15/2055 (b)      1,436,022
       325,000   Canadian National Railway Co., 6.90%
                    due 7/15/2028                                       364,876
       480,000   Norfolk Southern Corp., 7.05% due 5/01/2037            540,827
                                                                 --------------
                                                                      2,341,725

Software--0.2%

       925,000   Oracle Corp., 5.25% due 1/15/2016 (a)                  887,346

Wireless Telecommunication Services--0.4%

       427,000   AT&T Wireless Services, Inc., 8.75% due
                    3/01/2031                                           540,816
       470,000   America Movil SA de CV, 6.375% due 3/01/2035           441,910
       430,000   Sprint Capital Corp., 8.75% due 3/15/2032              537,611
                                                                 --------------
                                                                      1,520,337

                 Total Corporate Bonds
                 (Cost--$99,292,922)--24.2%                          97,149,701



                 Foreign Government Obligations

EUR  2,249,000   Bundesobligation Series 143, 3.50%
                    due 10/10/2008                                    2,729,105
                 Mexico Government International Bonds:
USD  1,330,000        9.875% due 2/01/2010                            1,516,200
       292,000        6.375% due 1/16/2013                              299,300
       395,000        5.875% due 1/15/2014                              392,235

                 Total Foreign Government Obligations
                 (Cost--$4,846,175)--1.2%                             4,936,840



State            Municipal Bonds

Texas--0.2%

       945,000   Dallas, Texas, General Obligation Bonds,
                    Series C, 5.25% due 2/15/2024                       941,031

                 Total Municipal Bonds
                 (Cost--$945,000)--0.2%                                 941,031



                 Preferred Securities


          Face
        Amount   Capital Trusts                                       Value

Commercial Banks--0.9%

USD    495,000   BAC Capital Trust VI, 5.625% due 3/08/2035      $      460,045
     1,200,000   HSBC Finance Capital Trust IX, 5.911%
                    due 11/30/2035 (b)                                1,177,361
       635,000   MUFG Capital Finance 1 Ltd., 6.346%
                    due 7/29/2049                                       629,368
     1,055,000   USB Capital IX, 6.189% (b)(f)                        1,045,698
                                                                 --------------
                                                                      3,312,472

Electric Utilities--0.1%

       420,000   Alabama Power Capital Trust V, 5.50%
                    due 10/01/2042 (b)                                  416,042

Oil, Gas & Consumable Fuels--0.1%

       500,000   Pemex Project Funding Master Trust, 7.375%
                    due 12/15/2014                                      533,750

                 Total Capital Trusts
                 (Cost--$4,324,511)--1.1%                             4,262,264



        Shares
          Held   Preferred Stocks

Thrifts & Mortgage Finance--0.4%

        30,400   Fannie Mae, 7%                                       1,634,952

                 Total Preferred Stocks
                 (Cost--$1,691,000)--0.4%                             1,634,952



          Face
        Amount   Trust Preferred

Aerospace & Defense--0.7%

USD  2,660,000   RC Trust I, 7% due 5/15/2006                         2,641,209

                 Total Trust Preferred
                 (Cost--$2,670,440)--0.6%                             2,641,209

                 Total Preferred Securities
                 (Cost--$8,685,951)--2.1%                             8,538,425



                 Short-Term Securities

Commercial Paper*--4.2%

    16,900,000   CRC Funding, LLC, 4.84% due 4/03/2006               16,900,000

U.S. Government Agency Obligations*--5.4%

    21,600,000   Federal Home Loan Bank System, 4.46%
                    due 4/12/2006                                    21,575,970



    Beneficial
      Interest

USD 30,400,500   Merrill Lynch Liquidity Series, LLC
                    Money Market Series, 4.75% (b)(c)(d)             30,400,500

                 Total Short-Term Securities
                 (Cost--$68,876,470)--17.1%                          68,876,470




INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


     Number of
     Contracts   Options Purchased                                    Value

Put Options Purchased--0.1%

         20+++   Pay a fixed rate of 5.95% and receive a
                    floating rate based on 3-month LIBOR,
                    expiring April 2007, Broker JPMorgan
                    Chase Bank (i)                                $     207,540

                 Total Options Purchased
                 (Premiums Paid--$190,100)--0.1%                        207,540

                 Total Investments
                 (Cost--$478,937,770)--117.8%                       473,901,033



     Number of
     Contracts   Options Written                                      Value

Put Options Written--0.1%

         16+++   Receive a fixed rate of 6.07% and pay a
                    floating rate based on 3-month LIBOR,
                    expiring April 2007, Broker JPMorgan
                    Chase Bank (i)                               $    (254,882)

                 Total Options Written
                 (Premiums Received--$190,100)--(0.1%)                (254,882)

Total Investments, Net of Options Written
(Cost--$478,747,670**)--117.7%                                      473,646,151
Liabilities in Excess of Other Assets--(17.7%)                     (71,099,917)
                                                                 --------------
Net Assets--100.0%                                               $  402,546,234
                                                                 ==============


 ++ Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancings of the underlying instruments, the average life may be substantially less than the original maturity.

+++ One contract represents a notional amount of $1,000,000.

  * Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflects the discount rates paid at the time of purchase.

 ** The cost and unrealized appreciation (depreciation) of investments, net of options written, as of March 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $    479,198,649
                                                   ================
    Gross unrealized appreciation                  $      1,057,730
    Gross unrealized depreciation                       (6,610,228)
                                                   ----------------
    Net unrealized depreciation                    $    (5,552,498)
                                                   ================


(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b) Floating rate security.

(c) Security was purchased with the cash proceeds from securities loans.

(d) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net            Interest
    Affiliate                                   Activity          Income

    Merrill Lynch Liquidity Series, LLC
       Money Market Series                     $  784,000        $47,314


(e) Convertible security.

(f) The security is a perpetual bond and has no stated maturity date.

(g) Restricted securities as to resale, representing 1.3% of net assets, were as follows:


                               Acquisition
    Issue                          Date           Cost            Value

    Sigma Finance Corp.,
       7.249% due 8/15/2011     2/13/2004     $  3,400,000    $  3,400,000
       7.46% due 3/31/2014      3/26/2004        1,700,000       1,702,171
                                              ------------    ------------
    Total                                     $  5,100,000    $  5,102,171
                                              ============    ============


(h) Represents or includes a "to-be-announced" transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.

(i) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.

(j) Security, or a portion of security, is on loan.

(k) All or a portion of security held as collateral in connection with open financial futures contracts.

  o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

  o Financial futures contracts purchased as of March 31, 2006 were as follows:


    Number of                       Expiration        Face          Unrealized
    Contracts      Issue               Date          Value        Depreciation

      134       5-Year U.S.            June
               Treasury Note           2006       $14,072,431      $  (77,806)


  o Financial futures contracts sold as of March 31, 2006 were as follows:


    Number of                       Expiration        Face          Unrealized
    Contracts      Issue               Date          Value        Appreciation


      135       2-Year U.S.
               Treasury Note        June 2006     $27,579,657       $   58,641
      682       10-Year U.S.
               Treasury Note        June 2006     $73,426,244          867,837
      108       30-Year U.S.
               Treasury Note        June 2006     $12,192,759          403,884
                                                                  ------------
    Total Unrealized Appreciation--Net                            $  1,330,362
                                                                  ============


  o Forward foreign exchange contracts as of March 31, 2006 were as follows:


    Foreign                            Settlement                   Unrealized
    Currency Sold                         Date                    Depreciation

    EUR  2,328,187                     April 2006                 $   (19,819)
                                                                  ------------
    Total Unrealized Depreciation on Forward Foreign Exchange
    Contracts--Net (USD Commitment--$2,798,667)                   $   (19,819)
                                                                  ============



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


    Swaps outstanding as of March 31, 2006 were as follows:


                                                                   Unrealized
                                                   Notional      Appreciation
    Description                                     Amount     (Depreciation)

    Receive (pay) a variable return
    based on the change in the since
    inception return of the Lehman
    Brothers MBS Fixed Rate Index
    and pay a floating rate based on
    1-month LIBOR minus .01%

    Broker, UBS Warburg
    Expires March 2006                          $26,100,000                --

    Receive (pay) a variable return
    based on the change in the since
    inception return of the Lehman
    Brothers MBS Fixed Rate Index
    and pay a floating rate based on
    1-month LIBOR

    Broker, Lehman Brothers
    Special Finance
    Expires April 2006                          $14,975,000                --

    Receive (pay) a variable return
    based on the change in the since
    inception return of the Lehman
    Brothers US Agency Index and pay
    a floating rate based on 1-month
    LIBOR minus .05%

    Broker, Lehman Brothers
    Special Finance
    Expires April 2006                          $12,600,000                --

    Receive (pay) a variable return
    based on the change in the since
    inception return of the Lehman
    Brothers U.S. Treasury Index and
    pay a floating rate based on
    1-month LIBOR minus .12%

    Broker, Lehman Brothers
    Special Finance
    Expires May 2006                            $25,400,000                --

    Receive (pay) a variable return
    based on the change in the since
    inception return of the Lehman
    Brothers MBS Fixed Rate Index
    and pay a floating rate based on
    1-month LIBOR minus .01%

    Broker, UBS Warburg
    Expires May 2006                            $30,700,000                --

    Receive (pay) a variable return
    based on the change in the since
    inception return of the Lehman
    Brothers MBS Fixed Rate Index
    and pay a floating rate based on
    1-month LIBOR minus .03%

    Broker, UBS Warburg
    Expires June 2006                           $26,100,000                --



                                                                   Unrealized
                                                   Notional      Appreciation
    Description                                     Amount     (Depreciation)

    Receive (pay) a variable return
    based on the change in the since
    inception return of the Lehman
    Brothers U.S. Treasury Index and
    pay a floating rate based on
    1-month LIBOR minus .13%

    Broker, Lehman Brothers
    Special Finance
    Expires August 2006                         $19,200,000                --

    Receive (pay) a variable return
    based on the change in the since
    inception return of the Lehman
    Brothers U.S. Treasury Index and
    pay a floating rate based on
    1-month LIBOR minus .13%

    Broker, Lehman Brothers
    Special Finance
    Expires January 2007                        $14,200,000                --

    Bought credit default protection
    on Aon Corp. and pay .37%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires January 2007                        $ 1,025,000      $    (2,433)

    Pay a fixed rate of 2.8025% and
    receive a floating rate based on
    3-month LIBOR

    Broker, JPMorgan Chase Bank
    Expires January 2007                        $ 1,025,000            19,241

    Receive a fixed rate of 4.095%
    and pay a floating rate based on
    3-month LIBOR

    Broker, Citibank N.A.
    Expires September 2007                      $25,000,000         (402,820)

    Sold credit default protection
    on Sprint Capital Corp. and
    receive 1.5%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires September 2008                      $ 1,625,000            52,348

    Sold credit default protection on
    Comcast Cable Communications,
    Inc. and receive 1.15%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires September 2008                      $ 1,625,000            37,513

    Receive a fixed rate of 3.401%
    and pay 3.875% on Treasury
    Inflation Protected Securities
    (TIPS) adjusted principal

    Broker, JPMorgan Chase Bank
    Expires January 2009                        $ 2,937,000          (64,268)



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


    Swaps outstanding as of March 31, 2006 were as follows:


                                                                   Unrealized
                                                   Notional      Appreciation
    Description                                     Amount     (Depreciation)

    Sold credit default protection on
    Raytheon Co. and receive .73%

    Broker, JPMorgan Chase Bank
    Expires March 2009                          $   550,000        $    9,073

    Bought credit default protection on
    Boeing Capital Corp. and pay .48%

    Broker, JPMorgan Chase Bank
    Expires March 2009                          $   550,000           (6,189)

    Sold credit default protection on
    Nextel Communications, Inc. Class A
    and receive 1.72%

    Broker, JPMorgan Chase Bank
    Expires September 2009                      $ 1,035,000            51,327

    Bought credit default protection on
    Hewlett-Packard Co. and pay .31%

    Broker, Lehman Brothers
    Special Finance
    Expires December 2009                       $ 1,050,000           (7,039)

    Bought credit default protection on
    Petroleos Mexicanos and pay 1.09%

    Broker, Lehman Brothers
    Special Finance
    Expires December 2009                       $ 2,105,000          (30,426)

    Sold credit default protection on
    Mexico Government International
    Bond and receive .92%

    Broker, Lehman Brothers
    Special Finance
    Expires December 2009                       $ 2,105,000            26,811

    Bought credit default protection on
    Morgan Stanley and pay .47%

    Broker, HSBC Bank USA
    Expires June 2010                           $   510,000           (5,437)

    Bought credit default protection on
    Valero Energy Corp. and pay 1.03%

    Broker, Deutsche Bank AG
    Expires June 2010                          $   510,000           (14,346)

    Bought credit default protection on
    Devon Energy Corp. and pay .48%

    Broker, Deutsche Bank AG
    Expires June 2010                           $ 1,015,000          (11,212)

    Sold credit default protection on
    BellSouth Corp. and receive .26%

    Broker, Lehman Brothers
    Special Finance
    Expires June 2010                           $   500,000             1,907



                                                                   Unrealized
                                                   Notional      Appreciation
    Description                                     Amount     (Depreciation)

    Bought credit default protection on
    Devon Energy Corp. and pay .50%

    Broker, Lehman Brothers
    Special Finance
    Expires June 2010                           $ 1,015,000       $  (11,985)

    Bought credit default protection on
    Valero Energy Corp. and pay 1%

    Broker, Lehman Brothers
    Special Finance
    Expires June 2010                           $   510,000          (14,346)

    Bought credit default protection
    on Goldman Sachs Group, Inc.
    and pay .45%

    Broker, Lehman Brothers
    Special Finance
    Expires June 2010                           $   500,000           (5,143)

    Bought credit default protection on
    JPMorgan Chase & Co. and pay .44%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires June 2010                           $   500,000           (5,333)

    Sold credit default protection on
    Wells Fargo & Co. and receive .195%

    Broker, Deutsche Bank AG
    Expires June 2010                           $   500,000             2,004

    Sold credit default protection on
    Dow Jones CDX North America
    Investment Grade Index Series 4
    and receive .40%

    Broker, Lehman Brothers
    Special Finance
    Expires June 2010                           $ 5,125,000            18,375

    Sold credit default protection on
    CSX Corp. and receive .34%

    Broker, JPMorgan Chase Bank
    Expires December 2010                       $ 1,025,000             4,474

    Bought credit default protection on
    Sara Lee Corp. and pay .57%

    Broker, Lehman Brothers
    Special Finance
    Expires December 2010                       $ 1,025,000           (3,106)

    Bought credit default protection
    on Brunswick Corp. and pay .60%

    Broker, JPMorgan Chase Bank
    Expires December 2010                       $ 1,035,000           (5,777)

    Bought credit default protection on
    ConAgra Foods, Inc. and pay .57%

    Broker, Lehman Brothers
    Special Finance
    Expires December 2010                       $ 1,025,000           (6,400)


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


    Swaps outstanding as of March 31, 2006 were as follows (continued):


                                                                   Unrealized
                                                   Notional      Appreciation
    Description                                     Amount     (Depreciation)

    Bought credit default protection
    on HJ Heinz Co. and pay .37%

    Broker, UBS Warburg
    Expires December 2010                        $1,025,000        $    8,077

    Bought credit default protection on
    CVS Corp. and pay .48%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires December 2010                        $1,035,000          (11,616)

    Sold credit default protection on
    Goodrich Corp. and receive .44%

    Broker, UBS Warburg
    Expires December 2010                        $1,025,000             1,535

    Bought credit default protection on
    RadioShack Corp. and pay 1.16%

    Broker, UBS Warburg
    Expires December 2010                        $1,035,000           (1,861)

    Bought credit default protection
    on Campbell Soup Co. and pay .26%

    Broker, UBS Warburg
    Expires December 2010                        $1,025,000           (3,397)

    Bought credit default protection on
    Kohl's Corp. and pay .39%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires December 2010                        $1,035,000           (7,258)

    Bought credit default protection
    on TJX Cos., Inc. and pay .57%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires December 2010                        $1,035,000          (15,759)

    Bought credit default protection
    on Limited Brands, Inc. and
    pay 1.065%

    Broker, UBS Warburg
    Expires December 2010                        $1,035,000          (21,220)

    Sold credit default protection on
    Lehman Brothers Holding, Inc.
    and receive .271%

    Broker, UBS Warburg
    Expires December 2010                        $1,025,000             2,255

    Sold credit default protection on
    Dow Jones CDX North America
    Investment Grade Index Series 5
    and receive .45%

    Broker, Deutsche Bank AG
    Expires December 2010                        $4,925,000             9,737



                                                                   Unrealized
                                                   Notional      Appreciation
    Description                                     Amount     (Depreciation)

    Bought credit default protection on
    Dow Jones CDX North America
    Investment Grade Index Series 5
    and pay .55%

    Broker, Lehman Brothers
    Special Finance
    Expires December 2010                        $5,125,000       $  (29,721)

    Bought credit default protection on
    Dow Jones CDX North America
    Investment Grade Index Series 5
    and pay .45%

    Broker, JPMorgan Chase Bank
    Expires December 2010                        $2,590,000           (9,737)

    Sold credit default protection on
    Dow Jones CDX North America
    Investment Grade Index Series 5
    and receive .45%

    Broker, Lehman Brothers
    Special Finance
    Expires December 2010                        $5,175,000            12,483

    Sold credit default protection on
    Dow Jones CDX North America
    Investment Grade High Volatility
    Index Series 5 and receive .85%

    Broker, Lehman Brothers
    Special Finance
    Expires December 2010                        $2,590,000            25,576

    Receive a fixed rate of 4.17%
    and pay 3.50% on Treasury
    Inflation Protected Securities (TIPS)
    adjusted principal

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires January 2011                         $2,525,000         (107,861)

    Bought credit default protection
    on Kohl's Corp. and pay .43%

    Broker, Lehman Brothers
    Special Finance
    Expires March 2011                           $  995,000           (8,432)

    Bought credit default protection
    on Campbell Soup Co. and
    pay .25%

    Broker, Lehman Brothers
    Special Finance
    Expires March 2011                           $  995,000           (2,584)

    Bought credit default protection
    on Sara Lee Corp. and pay
    .604%

    Broker, JPMorgan Chase Bank
    Expires March 2011                           $  995,000           (3,669)



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006



Schedule of Investments (concluded)                           (in U.S. dollars)


    Swaps outstanding as of March 31, 2006 were as follows (concluded):


                                                                   Unrealized
                                                   Notional      Appreciation
    Description                                     Amount     (Depreciation)

    Bought credit default protection on
    Limited Brands, Inc. and pay .73%

    Broker, Lehman Brothers
    Special Finance
    Expires March 2011                          $   995,000      $    (4,520)

    Sold credit default protection
    on Cytec Industries, Inc. and
    receive .85%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires March 2011                          $   950,000             5,547

    Sold credit default protection on
    Federated Department Stores, Inc.
    and receive .38%

    Broker, JPMorgan Chase Bank
    Expires March 2011                          $   985,000             2,133

    Receive a floating rate based on
    1-month LIBOR plus .47%, which
    is capped at a fixed coupon of 6.0%,
    and pay a floating rate based on
    1-month LIBOR

    Broker, Credit Suisse First Boston
    Expires June 2011                           $23,000,000          (47,449)

    Receive a fixed rate of 4.95%
    and pay a floating rate based on
    3-month LIBOR

    Broker, JPMorgan Chase Bank
    Expires April 2017                          $ 4,045,200         (106,915)

    Pay a fixed rate of 5.11% and
    receive a floating rate based on
    3-month LIBOR

    Broker, JPMorgan Chase Bank
    Expires April 2037                          $ 2,332,400           101,575
                                                                 ------------
    Total                                                        $  (586,268)
                                                                 ============

    Currency Abbreviations:
       EUR   Euro
       USD   U.S. Dollar


    See Notes to Financial Statements.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006


Statement of Assets and Liabilities

As of March 31, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$448,347,170)
       (including securities loaned of $29,542,026)                                                               $   443,292,993
       Investments in affiliated securities, at value (identified cost--$30,400,500)                                   30,400,500
       Options purchased, at value (premiums paid--$190,100)                                                              207,540
       Unrealized appreciation on swaps                                                                                   391,991
       Swap premiums paid                                                                                                  45,263
       Cash                                                                                                               489,237
       Receivables:
           Securities sold                                                                     $     4,708,473
           Interest                                                                                  2,547,520
           Capital shares sold                                                                         653,491
           Principal paydowns                                                                          437,198
           Swaps                                                                                        81,167
           Securities lending                                                                            4,988          8,432,837
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                   36,471
                                                                                                                  ---------------
       Total assets                                                                                                   483,296,832
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                       30,400,500
       Options written, at value (premiums received--$190,100)                                                            254,882
       Unrealized depreciation on swaps                                                                                   978,259
       Unrealized depreciation on forward foreign exchange contracts                                                       19,819
       Swap premiums received                                                                                              76,671
       Payables:
           Securities purchased                                                                     44,882,536
           Swaps                                                                                     1,972,460
           Capital shares redeemed                                                                   1,085,712
           Dividends and distributions to shareholders                                                 580,040
           Other affiliates                                                                            182,778
           Investment adviser                                                                          114,403
           Distributor                                                                                  66,428
           Variation margin                                                                             52,063         48,936,420
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                              84,047
                                                                                                                  ---------------
       Total liabilities                                                                                               80,750,598
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   402,546,234
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.10 par value, 50,000,000 shares authorized                               $     1,456,412
       Class B Shares of Common Stock, $.10 par value, 50,000,000 shares authorized                                       690,740
       Class C Shares of Common Stock, $.10 par value, 50,000,000 shares authorized                                       208,105
       Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                    1,066,447
       Class R Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                       69,051
       Paid-in capital in excess of par                                                                               408,285,202
       Accumulated distributions in excess of investment income--net                           $     (391,127)
       Accumulated realized capital losses--net                                                    (4,384,280)
       Unrealized depreciation--net                                                                (4,454,316)
                                                                                               ---------------
       Total accumulated losses--net                                                                                  (9,229,723)
                                                                                                                  ---------------
       Net Assets                                                                                                 $   402,546,234
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $167,953,112 and 14,564,120 shares outstanding                             $         11.53
                                                                                                                  ===============
       Class B--Based on net assets of $79,658,613 and 6,907,398 shares outstanding                               $         11.53
                                                                                                                  ===============
       Class C--Based on net assets of $24,002,750 and 2,081,047 shares outstanding                               $         11.53
                                                                                                                  ===============
       Class I--Based on net assets of $122,971,960 and 10,664,474 shares outstanding                             $         11.53
                                                                                                                  ===============
       Class R--Based on net assets of $7,959,799 and 690,512 shares outstanding                                  $         11.53
                                                                                                                  ===============

       See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006


Statement of Operations

For the Six Months Ended March 31, 2006
Investment Income

       Interest                                                                                                   $    10,120,949
       Dividends                                                                                                           53,200
       Securities lending--net                                                                                             47,314
                                                                                                                  ---------------
       Total income                                                                                                    10,221,463
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $       782,398
       Account maintenance and distribution fees--Class B                                              216,522
       Transfer agent fees--Class A                                                                    216,324
       Transfer agent fees--Class I                                                                    184,831
       Transfer agent fees--Class B                                                                    117,172
       Accounting services                                                                              88,084
       Account maintenance fees--Class A                                                                83,658
       Interest on securities sold short                                                                59,667
       Account maintenance and distribution fees--Class C                                               58,996
       Transfer agent fees--Class C                                                                     32,732
       Registration fees                                                                                30,930
       Printing and shareholder reports                                                                 27,297
       Professional fees                                                                                24,776
       Custodian fees                                                                                   21,382
       Account maintenance and distribution fees--Class R                                               17,310
       Pricing fees                                                                                     17,025
       Transfer agent fees--Class R                                                                      8,942
       Directors' fees and expenses                                                                      3,113
       Other                                                                                            26,811
                                                                                               ---------------
       Total expenses                                                                                                   2,017,970
                                                                                                                  ---------------
       Investment income--net                                                                                           8,203,493
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                        (2,581,285)
           Futures contracts and swaps--net                                                        (1,579,833)
           Options written--net                                                                        (8,283)
           Short sales--net                                                                            205,808
           Foreign currency transactions--net                                                          100,725        (3,862,868)
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                        (5,972,686)
           Futures contracts and swaps--net                                                            776,257
           Options written--net                                                                       (61,361)
           Foreign currency transactions--net                                                         (81,772)        (5,339,562)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                        (9,202,430)
                                                                                                                  ---------------
       Net Decrease in Net Assets Resulting from Operations                                                       $     (998,937)
                                                                                                                  ===============

       See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006


Statements of Changes in Net Assets
                                                                                                 For the Six          For the
                                                                                                 Months Ended        Year Ended
                                                                                                  March 31,        September 30,
Increase (Decrease) in Net Assets:                                                                   2006               2005
Operations

       Investment income--net                                                                  $     8,203,493    $    14,067,265
       Realized gain (loss)--net                                                                   (3,862,868)          2,947,785
       Change in unrealized appreciation/depreciation--net                                         (5,339,562)        (6,001,169)
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets resulting from operations                               (998,937)         11,013,881
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net:
           Class A                                                                                 (3,351,518)        (6,432,644)
           Class B                                                                                 (1,544,890)        (3,561,110)
           Class C                                                                                   (423,160)          (824,691)
           Class I                                                                                 (2,899,896)        (6,355,420)
           Class R                                                                                   (126,092)          (158,204)
       Realized gain--net:
           Class A                                                                                   (842,510)          (299,540)
           Class B                                                                                   (438,093)          (187,720)
           Class C                                                                                   (116,661)           (42,023)
           Class I                                                                                   (808,779)          (283,716)
           Class R                                                                                    (33,619)            (6,523)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders      (10,585,218)       (18,151,591)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase (decrease) in net assets derived from capital share transactions              (38,854,324)          4,984,940
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                               (50,438,479)        (2,152,770)
       Beginning of period                                                                         452,984,713        455,137,483
                                                                                               ---------------    ---------------
       End of period*                                                                          $   402,546,234    $   452,984,713
                                                                                               ===============    ===============
           * Accumulated distributions in excess of investment income--net                     $     (391,127)    $     (249,064)
                                                                                               ===============    ===============

             See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006


Financial Highlights
                                                                                              Class A

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived          March 31,            For the Year Ended September 30,
from information provided in the financial statements.                2006        2005          2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    11.85   $    12.04    $    12.01   $    11.77   $    11.47
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment income--net                                          .23++        .38++         .34++        .41++          .51
       Realized and unrealized gain (loss)--net                        (.26)        (.05)           .08          .25          .30
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                (.03)          .33           .42          .66          .81
                                                                  ----------   ----------    ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                      (.23)        (.50)         (.39)        (.42)        (.51)
           Realized gain--net                                          (.06)        (.02)            --           --           --
                                                                  ----------   ----------    ----------   ----------   ----------
       Total dividends and distributions                               (.29)        (.52)         (.39)        (.42)        (.51)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of period                             $    11.53   $    11.85    $    12.04   $    12.01   $    11.77
                                                                  ==========   ==========    ==========   ==========   ==========


Total Investment Return**

       Based on net asset value per share                         (0.25%)+++        2.50%         3.54%        5.69%        7.32%
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                        .86%*         .81%          .81%         .77%         .76%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income--net                                         3.94%*        3.17%         2.83%        3.42%        4.47%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $  167,953   $  165,192    $  163,221   $  157,128   $  139,659
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover                                            118.55%      217.69%       239.14%      299.97%      314.59%
                                                                  ==========   ==========    ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

        ++ Based on average shares outstanding.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006


Financial Highlights (continued)
                                                                                              Class B

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived          March 31,            For the Year Ended September 30,
from information provided in the financial statements.                2006        2005          2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    11.85   $    12.04    $    12.01   $    11.78   $    11.47
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment income--net                                          .20++        .33++         .29++        .36++          .46
       Realized and unrealized gain (loss)--net                        (.25)        (.05)           .08          .24          .31
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                (.05)          .28           .37          .60          .77
                                                                  ----------   ----------    ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                      (.21)        (.45)         (.34)        (.37)        (.46)
           Realized gain--net                                          (.06)        (.02)            --           --           --
                                                                  ----------   ----------    ----------   ----------   ----------
       Total dividends and distributions                               (.27)        (.47)         (.34)        (.37)        (.46)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of period                             $    11.53   $    11.85    $    12.04   $    12.01   $    11.78
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                         (0.45%)+++        2.08%         3.12%        5.17%        6.97%
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                       1.28%*        1.22%         1.22%        1.18%        1.17%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income--net                                         3.50%*        2.76%         2.42%        3.02%        4.06%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $   79,659   $   94,934    $  108,404   $  142,522   $  141,993
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover                                            118.55%      217.69%       239.14%      299.97%      314.59%
                                                                  ==========   ==========    ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

        ++ Based on average shares outstanding.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006


Financial Highlights (continued)
                                                                                              Class C

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived          March 31,            For the Year Ended September 30,
from information provided in the financial statements.                2006        2005          2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    11.85   $    12.04    $    12.01   $    11.78   $    11.47
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment income--net                                          .21++        .33++         .29++        .35++          .46
       Realized and unrealized gain (loss)--net                        (.26)        (.05)           .08          .25          .31
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                (.05)          .28           .37          .60          .77
                                                                  ----------   ----------    ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                      (.21)        (.45)         (.34)        (.37)        (.46)
           Realized gain--net                                          (.06)        (.02)            --           --           --
                                                                  ----------   ----------    ----------   ----------   ----------
       Total dividends and distributions                               (.27)        (.47)         (.34)        (.37)        (.46)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of period                             $    11.53   $    11.85    $    12.04   $    12.01   $    11.78
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                         (0.46%)+++        2.07%         3.11%        5.16%        6.97%
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                       1.28%*        1.23%         1.23%        1.19%        1.16%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income--net                                         3.51%*        2.76%         2.41%        2.95%        4.02%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $   24,003   $   23,811    $   23,701   $   27,605   $   12,535
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover                                            118.55%      217.69%       239.14%      299.97%      314.59%
                                                                  ==========   ==========    ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

        ++ Based on average shares outstanding.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006


Financial Highlights (continued)
                                                                                              Class I

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived          March 31,            For the Year Ended September 30,
from information provided in the financial statements.                2006        2005          2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    11.85   $    12.04    $    12.01   $    11.77   $    11.47
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment income--net                                          .23++        .39++         .35++        .42++          .52
       Realized and unrealized gain (loss)--net                        (.25)        (.04)           .07          .25          .30
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                (.02)          .35           .42          .67          .82
                                                                  ----------   ----------    ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                      (.24)        (.52)         (.39)        (.43)        (.52)
           Realized gain--net                                          (.06)        (.02)            --           --           --
                                                                  ----------   ----------    ----------   ----------   ----------
       Total dividends and distributions                               (.30)        (.54)         (.39)        (.43)        (.52)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of period                             $    11.53   $    11.85    $    12.04   $    12.01   $    11.77
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                         (0.20%)+++        2.60%         3.65%        5.78%        7.43%
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                        .76%*         .71%          .71%         .67%         .66%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income--net                                         3.99%*        3.28%         2.93%        3.52%        4.57%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $  122,972   $  162,729    $  157,201   $  218,281   $  195,515
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover                                            118.55%      217.69%       239.14%      299.97%      314.59%
                                                                  ==========   ==========    ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges. Effective December 28, 2005,
           Class I Shares are no longer subject to any front-end sales charge.

        ++ Based on average shares outstanding.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006


Financial Highlights (concluded)
                                                                                                 Class R

                                                                           For the                                 For the Period
                                                                          Six Months                                 January 3,
                                                                            Ended          For the Year Ended        2003++ to
The following per share data and ratios have been derived                 March 31,          September 30,         September 30,
from information provided in the financial statements.                       2006           2005           2004         2003
Per Share Operating Performance

       Net asset value, beginning of period                               $    11.85     $    12.04     $    12.01     $    11.75
                                                                          ----------     ----------     ----------     ----------
       Investment income--net**                                                  .21            .34            .31            .20
       Realized and unrealized gain (loss)--net                                (.26)          (.06)            .09            .37
                                                                          ----------     ----------     ----------     ----------
       Total from investment operations                                        (.05)            .28            .40            .57
                                                                          ----------     ----------     ----------     ----------
       Less dividends and distributions:
          Investment income--net                                               (.21)          (.45)          (.37)          (.31)
          Realized gain--net                                                   (.06)          (.02)             --             --
                                                                          ----------     ----------     ----------     ----------
       Total dividends and distributions                                       (.27)          (.47)          (.37)          (.31)
                                                                          ----------     ----------     ----------     ----------
       Net asset value, end of period                                     $    11.53     $    11.85     $    12.04     $    12.01
                                                                          ==========     ==========     ==========     ==========

Total Investment Return

       Based on net asset value per share                                 (0.45%)+++          2.09%          3.25%       4.90%+++
                                                                          ==========     ==========     ==========     ==========

Ratios to Average Net Assets

       Expenses                                                               1.26%*          1.21%          1.14%         1.23%*
                                                                          ==========     ==========     ==========     ==========
       Investment income--net                                                 3.56%*          2.81%          2.49%         2.46%*
                                                                          ==========     ==========     ==========     ==========

Supplemental Data

       Net assets, end of period (in thousands)                           $    7,960     $    6,319     $    2,611     $      121
                                                                          ==========     ==========     ==========     ==========
       Portfolio turnover                                                    118.55%        217.69%        239.14%        299.97%
                                                                          ==========     ==========     ==========     ==========

         * Annualized.

        ** Based on average shares outstanding.

        ++ Commencement of operations.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
Intermediate Term Portfolio (the "Portfolio") is one of three portfolios in Merrill Lynch Bond Fund, Inc. (the "Fund") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Portfolio offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service.
Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Portfolio, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Swaps--The Portfolio may enter into swap agreements, which are over-the-counter contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolio invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006



Notes to Financial Statements (continued)


(d) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Portfolio amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Expenses--Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.

(j) Short sales--When the Portfolio engages in a short sale, an amount equal to the proceeds received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Portfolio maintains a segregated account of securities as collateral for the short sales. The Portfolio is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. The Portfolio is required to repay the counterparty any dividends or interest received on the security sold short.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

FAM is responsible for the management of the Fund's Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee with respect to the Portfolio based upon the aggregate average daily value of the Portfolio's net assets and the Fund's High Income Portfolio's and Master Core Bond Portfolio of Master Bond Trust net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $500 million; .40% of average daily net assets in excess of $500 million but not exceeding $750 million; and .35% of average daily net assets in excess of $750 million. For the six months ended March 31, 2006, the aggregate average daily net assets of the Portfolio, including the Fund's High Income Portfolio and Master Core Bond Portfolio, was approximately $4,691,428,000.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006



Notes to Financial Statements (continued)


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:


                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .10%                 --
Class B                                         .25%               .25%
Class C                                         .25%               .25%
Class R                                         .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended March 31, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Portfolio's Class A and Class I Shares as follows:


                                                FAMD             MLPF&S

Class A                                     $    247          $   2,931
Class I                                     $  1,706          $  17,350


For the six months ended March 31, 2006, MLPF&S received contingent deferred sales charges of $10,161 and $350 relating to transactions in Class B and Class C Shares, respectively.

The Portfolio received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of March 31, 2006, the Fund lent securities with a value of $5,822,346. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM. For the six months ended March 31, 2006, MLIM, LLC received $20,166 in securities lending agent fees.

In addition, MLPF&S received $71 in commissions on the execution of portfolio security transactions for the Portfolio for the six months ended March 31, 2006.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended March 31, 2006, the Portfolio reimbursed FAM $5,234 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLAM U.K., FAMD, FDS, ML & Co., MLIM, and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended March 31, 2006 were $496,806,962 and $495,075,343, respectively.

Transactions in options written for the six months ended March 31, 2006 were as follows:



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006



Notes to Financial Statements (continued)


                                           Number of           Premiums
                                          Contracts*           Received

Outstanding call options written,
   beginning of period                           451    $       116,754
Options closed                                  (51)           (62,000)
Options expired                                (400)           (54,754)
                                     ---------------    ---------------
Outstanding call options
   written, end of period                         --    $            --
                                     ===============    ===============

 * Some contracts include a notional amount of $1,000,000.



                                           Number of           Premiums
                                          Contracts*           Received

Outstanding put options written,
   beginning of period                            51    $       153,925
Options written                                   16            190,100
Options closed                                  (51)          (153,925)
                                     ---------------    ---------------
Outstanding put options written,
   end of period                                  16    $       190,100
                                     ===============    ===============

 * One contract represents a notional amount of $1,000,000.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(38,854,324) and $4,984,940 for the six months ended March 31, 2006 and the year ended September 30, 2005, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                                 Dollar
March 31, 2006                                Shares             Amount

Shares sold                                2,267,731    $    26,565,955
Automatic conversion of shares               554,378          6,484,230
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             121,409          1,422,021
                                     ---------------    ---------------
Total issued                               2,943,518         34,472,206
Shares redeemed                          (2,317,391)       (27,111,382)
                                     ---------------    ---------------
Net increase                                 626,127    $     7,360,824
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                                4,535,049    $    54,302,513
Automatic conversion of shares               623,716          7,463,174
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             183,976          2,201,594
                                     ---------------    ---------------
Total issued                               5,342,741         63,967,281
Shares redeemed                          (4,961,286)       (59,409,642)
                                     ---------------    ---------------
Net increase                                 381,455    $     4,557,639
                                     ===============    ===============



Class B Shares for the
Six Months Ended                                                 Dollar
March 31, 2006                                Shares             Amount

Shares sold                                  885,805    $    10,376,177
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             137,565          1,611,568
                                     ---------------    ---------------
Total issued                               1,023,370         11,987,745
                                     ---------------    ---------------
Automatic conversion of shares             (554,378)        (6,484,230)
Shares redeemed                          (1,571,677)       (18,421,475)
                                     ---------------    ---------------
Total redeemed                           (2,126,055)       (24,905,705)
                                     ---------------    ---------------
Net decrease                             (1,102,685)    $  (12,917,960)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                                2,130,652    $    25,509,010
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             254,743          3,048,821
                                     ---------------    ---------------
Total issued                               2,385,395         28,557,831
                                     ---------------    ---------------
Automatic conversion of shares             (623,716)        (7,463,174)
Shares redeemed                          (2,754,850)       (32,987,080)
                                     ---------------    ---------------
Total redeemed                           (3,378,566)       (40,450,254)
                                     ---------------    ---------------
Net decrease                               (993,171)    $  (11,892,423)
                                     ===============    ===============



Class C Shares for the
Six Months Ended                                                 Dollar
March 31, 2006                                Shares             Amount

Shares sold                                  360,092    $     4,215,911
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              34,206            400,740
                                     ---------------    ---------------
Total issued                                 394,298          4,616,651
Shares redeemed                            (321,941)        (3,772,070)
                                     ---------------    ---------------
Net increase                                  72,357    $       844,581
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                                  687,259    $     8,228,008
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              53,322            638,192
                                     ---------------    ---------------
Total issued                                 740,581          8,866,200
Shares redeemed                            (699,990)        (8,384,441)
                                     ---------------    ---------------
Net increase                                  40,591    $       481,759
                                     ===============    ===============



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006



Notes to Financial Statements (concluded)



Class I Shares for the
Six Months Ended                                                 Dollar
March 31, 2006                                Shares             Amount

Shares sold                                1,887,149    $    22,076,716
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              42,339            495,995
                                     ---------------    ---------------
Total issued                               1,929,488         22,572,711
Shares redeemed                          (4,996,241)       (58,554,297)
                                     ---------------    ---------------
Net decrease                             (3,066,753)    $  (35,981,586)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                                3,830,201    $    45,826,919
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              77,916            932,401
                                     ---------------    ---------------
Total issued                               3,908,117         46,759,320
Shares redeemed                          (3,234,309)       (38,706,228)
                                     ---------------    ---------------
Net increase                                 673,808    $     8,053,092
                                     ===============    ===============



Class R Shares for the
Six Months Ended                                                 Dollar
March 31, 2006                                Shares             Amount

Shares sold                                  275,269    $     3,222,835
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              12,991            152,111
                                     ---------------    ---------------
Total issued                                 288,260          3,374,946
Shares redeemed                            (131,010)        (1,535,129)
                                     ---------------    ---------------
Net increase                                 157,250    $     1,839,817
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                                  388,856    $     4,652,417
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              13,568            162,217
                                     ---------------    ---------------
Total issued                                 402,424          4,814,634
Shares redeemed                             (86,138)        (1,029,761)
                                     ---------------    ---------------
Net increase                                 316,286    $     3,784,873
                                     ===============    ===============


5. Short-Term Borrowings:
The Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .07% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the six months ended March 31, 2006. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.



Officers and Directors


Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Donald C. Burke, Vice President and Treasurer
John Burger, Vice President
Patrick Maldari, Vice President
James J. Pagano, Vice President
Frank Viola, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006



Disclosure of Investment Advisory Agreement


Activities and Composition of the Board of Directors/Trustees

All but one member of the Fund's Board of Directors and Master Intermediate Term Portfolio's (the "Trust") Board of Trustees, the members of which are identical, is a non-interested director and trustee as that term is defined in the Investment Company Act of 1940, whose only association with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director and trustee of the Fund and the Trust, and of certain other funds advised by the Investment Adviser or its affiliates. We refer to these persons as independent directors throughout this report. The Chairman of each Board is an independent director and nominees to become independent directors are chosen by a Nominating Committee comprised of independent directors. All independent directors also are members of each Board's Audit Committee. The independent directors meet in executive session at each regular Board meeting. Each Board and each Board's Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. Independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the request of the independent directors.


Investment Advisory Agreements--Matters Considered by the Board

Although the Fund does not currently invest its assets in the Trust, every year each Board considers approval of the investment advisory agreement with respect to the Fund and the Trust (the "Investment Advisory Agreements") and throughout each year, reviews and evaluates the performance of and services provided by the Investment Adviser. Each Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Fund and the Trust between the Investment Adviser and Merrill Lynch Asset Management U.K. Limited (the "sub-adviser"). Each Board assesses the nature, scope and quality of the services provided to the Fund and/or the Trust by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. Each Board also receives and assesses information regarding the services provided to the Fund and the Trust by certain unaffiliated service providers.

At various times throughout the year, each Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered with respect to the Fund and the Trust are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund and the Trust, such as transfer agency fees and fees for marketing and distribution; (b) Fund/Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's and the Trust's investment objective, policies and restrictions, and the Fund's/Trust's compliance with its respective Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Each Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. Each Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. Each Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, each Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors/Trustees--In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, each Board requests and receives materials specifically relating to the Investment Advisory Agreements and/or the sub-advisory agreements. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's/Trust's portfolio management team regarding investment strategies used by the Fund/Trust during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreements, the sub-advisory agreements and other relationships with the Fund and the Trust; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients such as institutional clients and retail insurance and offshore funds under similar investment mandates. Since the sub-advisory services are provided by an affiliate of the Investment Adviser, and no additional fee is paid for these services, the Board considered the sub-advisory agreements and Investment Advisory Agreements together. Each Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, the services related to the valuation and pricing of portfolio holdings, allocation of brokerage fees of the Fund (including the related benefits to the Investment Adviser of "soft dollars"), the portfolio turnover statistics of the Fund, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Fund and the Trust. Each Board did not identify any particular information as controlling, and each member of each Board may have attributed different weights to the various items considered.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006



Disclosure of Investment Advisory Agreement (continued)


Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's/Trust's Investment Advisory Agreements and the sub-advisory agreement in February 2006, the independent directors' and Boards' review included the following:

The Investment Adviser's Services and Fund Performance--Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser and the sub-adviser, including the investment advisory services and the resulting performance of the Fund. Each Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. Each Board compared the Fund's performance - both including and excluding the effects of the fees and expenses of the Fund and the Trust - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, each Board attaches more importance to performance over relatively long periods of time, typically three to five years. According to Lipper's ranking of all retail front-end load intermediate investment grade debt funds, excluding outliers, for the periods ended November 30, 2005, the Fund's performance after fees and expenses ranked in the third quintile for the one-, three- and five-year periods. Each Board also considered the Fund's performance based on annualized yields and noted that the Fund's yield was in the second quintile for the November 30, 2005 period and in the fourth quintile for the prior period. Considering these factors, each Board concluded that the nature and quality of these services supported the continuation of the Investment Advisory Agreements.

The Investment Adviser's Personnel and Investment Process--Each Board reviewed the investment objectives and strategies of the Fund and the Trust. Each Board discussed with senior management of the Investment Adviser's taxable fixed income investing group the strategies being used to achieve the stated objectives. Among other things, each Board considered the size, education and experience of the Investment Adviser's taxable fixed income staff, noting the Investment Adviser has a management group within the taxable fixed income department dedicated to analyzing and investing in the types of securities held by the Trust, how that staff used technology to manage its taxable fixed income funds - including the Fund/Trust - and their investments, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel throughout the firm, including within the taxable fixed income management group. Each Board discussed these factors with senior management of the Investment Adviser and also discussed how the Investment Adviser's staffing and overall approach to taxable fixed income fund management affected the Fund/Trust. Each Board also reviewed the Investment Adviser's compensation policies and practices with respect to the Trust's portfolio manager. Each Board noted that Mr. Maldari has over five years of experience in analyzing and investing in fixed income securities, both Mr. Pagano and Mr. Viola have over nine years of experience in analyzing and investing in fixed income securities, and Mr. Burger has over 14 years of experience in analyzing and investing in fixed income securities. Each Board concluded that the Investment Adviser and its investment staff and the Fund's/Trust's management team have extensive experience in analyzing and managing the types of investments used by the Fund/Trust and that the Fund/Trust benefits from that experience.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006



Disclosure of Investment Advisory Agreement (concluded)


Management Fees and Other Expenses--Each Board reviewed the Fund's and the Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds considered comparable by Lipper. It also compared the Fund's/Trust's total expenses to those of other comparable funds. Each Board considered the services provided to and the fees charged by the Investment Adviser to institutional clients and retail insurance and offshore funds with similar investment mandates. It was noted that the fees charged by the Investment Adviser to the institutional clients were less than those being charged to the Fund and the Trust. Each Board also noted that the Investment Adviser provides a number of services to mutual funds that are not provided to institutional funds, including detailed annual and semi-annual shareholder reports; quarterly portfolio holdings' comprehensive compliance regulations and procedures; periodic SEC filings; oversight and coordination with other service providers such as transfer agents; organizing and preparing Board materials for quarterly and interim meetings as required; and administering other operations such as tax-reporting. Each Board also noted that fees charged to retail insurance and offshore funds were generally comparable to fees charged by the Fund and the Trust. Each Board noted that the Fund's actual and contractual management fees and actual total expenses including investment-related expenses were below the median of expenses of comparable funds as classified by Lipper. Each Board concluded that the Fund's management fee rate and overall expense ratio are acceptable compared to those of other comparable funds.

Profitability--Each Board considered the cost of the services provided to the Fund and/or the Trust by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, each Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and the Trust and concluded that there was a reasonable basis for the allocation. Each Board concluded that the Investment Adviser's profits are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale--Each Board considered the extent to which economies of scale might be realized as the assets of the Fund/Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Fund/Trust to participate in these economies of scale. Each Board noted that the Fund's and Trust's management fee rate includes a breakpoint schedule that reduces the Fund's/Trust's management fee rate as the Fund's/Trust's assets increase. Each Board determined that no changes were currently necessary.


Conclusion

After the independent directors deliberated in executive session, the Boards of the Fund and of the Trust including all of the independent directors, approved the renewal of the existing Investment Advisory Agreements and sub-advisory agreements, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.     MARCH 31, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc.


Date: May 22, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc.


Date: May 22, 2006


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc.


Date: May 22, 2006